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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 -------------


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                 June 13, 2002


                                FMC CORPORATION
                 ---------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    1-2376               94-0479804
(State or other jurisdiction     (Commission          (I.R.S. Employer
of incorporation)                File Number)         Identification No.)


             1735 Market Street, Philadelphia, Pennsylvania 19103

            (Address of principal executive offices)    (ZipCode)

                                (215) 299-6000

                                 -------------

                        Registrant's telephone number,
                              including area code
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ITEM 5. OTHER EVENTS.

     On June 13, 2002 we issued a press release (attached hereto as Exhibit 99.1) announcing Moody's Investors Service downgrade of our debt ratings.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


  99.1  Text of Press Release dated June 13, 2002


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      FMC CORPORATION


                               By: /s/ W. Kim Foster
                                   ------------------------
                                   W. Kim Foster
                                   Chief Financial Officer

                                   Dated: June 13, 2001